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                                                                  EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                            OFFER FOR ALL OUTSTANDING
              11 1/4% SENIOR SECURED SECOND PRIORITY NOTES DUE 2003
                                 IN EXCHANGE FOR
         11 1/4% SERIES B SENIOR SECURED SECOND PRIORITY NOTES DUE 2003
                                       OF
                                 HOMESIDE, INC.

         Registered holders of outstanding 11 1/4% Senior Secured Second Priority Notes due 2003 (the "Initial Notes") who wish to tender their Initial Notes in exchange for a like principal amount of 11 1/4% Series B Senior Secured Second Priority Notes due 2003 (the "Exchange Notes") and whose Initial Notes are not immediately available or who cannot deliver their Initial Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Exchange Agent, See "The Exchange Offer -- How to Tender" in the Prospectus.

                               The Exchange Agent
                           for the Exchange Offer is:

                              THE BANK OF NEW YORK

         By Registered or Certified Mail:           By Overnight Courier:

         The Bank of New York                       The Bank of New York
         Reorganization Section                     Reorganization Section
         101 Barclay Street - 7E                    101 Barclay Street -7E
         New York, New York  10286                  New York, New York  10286
         Attention:  Reorganization Section         Attention: Enrique Lopez

         By Hand:                                   By Facsimile:

         The Bank of New York                       The Bank of New York
         Reorganization Section                     (212) 571-3080
         101 Barclay Street - 7E                    Confirm by telephone:
         New York, New York  10286                  (212) 815-2742
         Attention: Enrique Lopez

         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.
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         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

         The undersigned hereby tenders the principal amounts of Initial Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus dated __________, 1996 of HomeSide, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                       DESCRIPTION OF SECURITIES TENDERED

Name and address of registered holder as it appears on        Certificate number(s) of Initial      Principal Amount of Initial
the privately placed 11 1/4 Senior Secured Second Priority            Notes transmitted                  Notes Transmitted
Notes due 2003, ("Initial Notes")


_____________________________________________________________________________________________________________________________

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
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                         THE FOLLOWING MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the Initial Notes, together with a properly completed and duly executed Letter of Transmittal within five New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm:______________________      _________________________________
                                              (Authorized Signature)

Address:___________________________      Title:___________________________

___________________________________      Name:____________________________
                         (Zip Code)

Area Code and Telephone Number:

                                         Date:__________________________________

___________________________________


         NOTE: DO NOT SEND INITIAL NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY, INITIAL NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.